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                            THE MARQUEE GROUP, INC.
                               888 Seventh Avenue
                            New York, New York 10019


September 12, 1997

Mr. Jeff Knapple
c/o ProServ, Inc.
1101 Wilson Boulevard, Suite 1800
Arlington, Virginia 22209

Dear Jeff:

This letter agreement will confirm the understanding between yourself and The Marquee Group, Inc. ("Marquee") regarding the sale of all of your equity interests, whether now vested or vesting in the future (your "Interests"), of ProServ, Inc. and all of its direct and indirect subsidiaries (collectively, "ProServ") to Marquee.

Pursuant to the terms hereof, you hereby agree to sell and marquee hereby agrees to purchase, on or before the closing date of Marquee's acquisition of ProServ, all of your Interests in ProServ, currently consisting of 20 shares of stock of ProServ and stock options to acquire an additional 20 shares of stock ProServ, for a purchase price of $257,260.

                                                 Sincerely,


                                                 THE MARQUEE GROUP, INC.



                                                 By: /s/ Robert M. Gutkowski
                                                     -----------------------
                                                     Robert M. Gutkowski
                                                     President

Agreed and accepted this 12th day of September, 1997

/s/ Jeff Knapple
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Jeff Knapple